UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2017

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

07.31.17

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2017

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Cumulative**	Annualized
CIPSX	5.13%	20.92%	13.40%	15.35%	10.12%	261.96%	10.69%
Russell 2000	5.35%	18.45%	9.89%	14.19%	7.76%	166.76%	8.05%
CIPMX	7.70%	16.85%	11.85%	15.99%	N/A	163.37%	11.25%
Russell Midcap	7.00%	13.04%	9.31%	15.00%	N/A	139.26%	10.08%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, your two funds continued to benefit from Mergers and acquisitions (M&A) activity albeit at a slower pace than during 2016. Both funds also continued to benefit from exceptional health care stock selection and their meaningful overweight of the health care equipment and supplies industry.

Importantly, the weighted average characteristics of each fund’s portfolio of holdings indicate that your funds are invested in companies which have delivered much better trailing 5-year growth of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks – as measured by Gross Profitability and EVA Margin. Both funds also hold shares in companies that are more fundamentally stable or reliable than the companies in their respective Russell benchmarks – as measured by the standard deviation of the 5-yr average ROE. Importantly, our current estimate of the weighted average discount to Fair Value for the holdings of both funds has improved to a mid-teens percentage level. That’s not a “back-up-the-truck” margin of safety, but it has improved from a skinny discount at the time of our last letter. We should point out though that our valuation methodology might be

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

conservative as we continue to use a “normalized” risk-free rate as we are not convinced that the era of low inflation and low interest rates is a lasting condition. On the other hand, if the yield on 10-year U.S. Treasury Bonds goes well above 4% in the next several years, our current valuation modeling may prove to be overly optimistic.

One of Champlain’s founders and former Head Trader, Deborah Healey elected to retire this summer, though she will continue to help us manage our charitable ventures program. Deb’s encouraging spirit on a day to day basis certainly will be missed. As we reflect back on Champlain’s nearly 13 years of history, no doubt the founding partners’ commitment to focus on and celebrate each other’s strengths and gifts while treading gently around, if not accepting, each other’s weaknesses was instrumental to our success thus far. Many of us also have found Miguel Ruiz’s book The Four Agreements to be a helpful guide for the journey. We share these ideas as they might help others maintain perspective and guard their heart while much can tempt us to develop a hard heart.

Technology

Despite having no exposure to the outperforming semiconductor industry, both funds’ technology holdings have kept pace with the overall technology sector’s strong absolute returns mostly due to favorable stock selection in software and meaningful exposure to those strong performing software companies. We remain encouraged by the favorable trends we see in cloud computing and the positive results for most of our software holdings.

For the Small Company Fund, we redeployed some of the capital returned from the acquisitions of Mentor Graphics and Xactly as well as from the decision to sell SPS Commerce for fundamental reasons into new positions in Q2 Holdings and Talend. Q2’s cloud-architected software enables banks to offer compelling and easy to use online and mobile banking solutions to their depositors while integrating seamlessly with the banks’ legacy core processing software. Talend provides an open-source code based cloud-architected data prep/integration platform and should participate in the growth of data and the growing adoption of cloud computing. Talend’s freemium go-to-market strategy should enable a rapid path to profitability. We also added materially to CommVault Systems, Gigamon, NIC, New Relic, and Qualys.

For the Midcap Fund, we eliminated the position in PTC Inc., due to valuation, and started new positions in collaborative meeting software provider LogMeIn (a Small Company Fund holding) and Verisk Analytics, a former holding. We must acknowledge we didn’t fully comprehend Verisk’s strategic moves over the past two years, which included the purchase of Wood Mackenzie in 2015 and the divestment of its health care franchise in 2016. We always fundamentally understood the value of the unmatched proprietary data and analytics

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

platform the company offers to the Property & Casualty insurance industry, and we now have a better understanding of the company’s intentions in global energy and natural resources markets. We also expect machine learning to help data intensive business models such as Verisk’s to create more value for their customers as machines are likely to identify valuable patterns or relationships in data that would otherwise not be found. We also added to Akamai Technologies, Splunk, and Palo Alto Networks on weakness stemming from earnings-related concerns. In the case of Splunk and Palo Alto Networks, much of the concerns have been relieved with subsequent earnings reports.

Industrials and Materials

The industrial holdings for both funds have underperformed slightly over the past six months as both funds have seen the share prices for a couple of holdings’ drop sharply on weaker than expected earnings and/or lower guidance. During this period, both funds received their proceeds from Parker Hannifin’s acquisition of filter maker CLARCOR.

In the Small Company Fund, Ritchie Brothers traded lower on weaker results and management signaling a delay in the productivity of the integrated salesforce following the merger with Iron Planet. The weak results are mostly a function of the business’ counter-cyclical nature as the reasonably strong economy not producing much surplus equipment that requires Ritchie’s auction services. Lydall also gave back a portion of last year’s gains as low margin tool sales and commodity price pressures tempered management’s outlook for the next quarter. We remain confident in the ability of Lydall’s management team to attract talent, develop new products, operate world-class manufacturing plants, and grow shareholder value organically and with opportunistic and prudent acquisitions. In recent months, we have added to both holdings on the weakness discussed above. With both Woodward and H.B. Fuller poised for stronger earnings growth, we also added meaningfully to both. The small position in Balchem, Chase Corporation and Sensient Technologies were eliminated because of valuation while the decision to sell Landstar System was driven by valuation and concerns about their ability to remain competitive as technology becomes an increasingly strategic asset for logistics companies. Please note that Manitowoc Foodservice was renamed Welbilt this period to honor one of their key and highly recognized brands.

In the Midcap Fund, Westinghouse Air Brake Technologies and W.W. Grainger were the biggest detractors during this period. Westinghouse Air Brake’s weaker than expected results are only temporary in our mind, and we remain enthusiastic about both the recent acquisition of a European maker of train equipment mostly for transit railroads and the long-term outlook for the overall business. We added meaningfully to this position on the weakness. W.W. Grainger on the other hand faces an increasingly uncertain future as

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Amazon may have triggered a race to the bottom on industrial distribution pricing for the middle market by enabling small “mom & pop” distributors to compete online with Grainger. We have reduced the fund’s exposure to this holding as well as to Fastenal, another industrial distributor. For valuation reasons, we eliminated the position in filter maker Donaldson Company and made meaningful position size reductions for both Dover and Rockwell Automation. While we started a small position in Ritchie Brothers for the Midcap Fund before its most recent selloff, we used that weakness to increase the position size meaningfully. We also started a small position in Nordson Corporation. Nordson is a manufacturer of specialty dispensing equipment (mostly for adhesives and coatings) and other differentiated high margin products for the packaging and medical industries. While we have admired this company for many years, we have always worried (incorrectly) that it might be too cyclical and/or not priced at a sufficient discount. More recently we also were skeptical of the company’s acquisitions of dispensing equipment for the plastic injection molding industry. Hindsight indicates our concerns were mistaken. The recent acquisition of Vention Medical, the largest in the company’s history, significantly expanded Nordson’s exposure to health care consumables and brought scale to its existing health care segment. We also viewed the acquisition as a clear signal that we ought to become shareholders and admit to the prior opportunity cost of omission. (Nordson reported record earnings in late August that handily beat analysts’ expectations, but guided down meaningfully for the next quarter, although the two quarters combined are only 5% below expectations). We used the post-earnings selloff for the shares to meaningfully boost the Fund’s exposure to this well-managed and high return industrial franchise. We expect this will become another example for us where those investors with a short-term time horizon of the next five months created an attractive buying opportunity for investors with a long-term time horizon. Fortunately, we don’t see the plethora of inefficiencies that often contribute to this mismatch of time horizons dissipating anytime soon. We continued to increase the size of Aptargroup opportunistically this period after the shares pulled back following management’s lowered guidance for the next quarter. Aptargroup’s business lends itself to earnings reports and guidance that may at times diverge from the consensus in either direction; but we very much like the long-term results the business has produced as well as the long-term outlook. We especially appreciate the highly profitable growth of the company’s health care related packaging and drug delivery segment. The new CEO, who came from outside the company, anticipates improving sales and marketing, expanding its presence in Asia, and is willing to execute larger acquisitions of adjacent products and customers.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Energy

The Funds’ meaningful underweight of this sharply underperforming sector was modestly accretive to the overall relative performance of both funds for this period. Long-term demand for oil looks to be increasingly at risk as a declining cost curve for batteries enables a steadily declining cost for electric vehicles. Meanwhile, with little constraint on supply as producers continue to find ways to lower their cost of production and their cash break-even price for oil; we no longer have confidence we will get a tight oil market in the near-term that leads to meaningfully higher oil prices and a better exit for our remaining energy exposure. Frankly, we are surprised that the increased North American production related activity hasn’t had a more positive impact on the share prices of energy service companies. It seems that investors who have similar long-term concerns about the oil industry have begun to abandon their energy service exposure regardless of the strong near-term activity levels. We too have begun to prune the funds’ modest remaining direct exposure to energy. While we certainly could be criticized for not having acted sooner, we sense these are still the early days of an investor exit from the industry. While the energy sector has historically been quite productive for investors who understood that the cure for low oil prices was low oil prices, much has changed. Volvo might agree with the long-term thesis that declining cost curves for batteries will make electric vehicles cost competitive as they recently announced plans to end the production of cars with fully gasoline or diesel powered internal combustion engines by the end of 2025.

Consumer

Amazon’s decision this quarter to acquire Whole Foods created another bout of selling in most consumer stocks as investor angst toward the sector reached levels not seen since the Great Recession. While the Whole Foods acquisition was a positive for the Midcap Fund and affirmed our belief that fresh food needs are best served by brick and mortar locations, other holdings in aggregate provided a greater negative offset and the fund’s consumer holdings underperformed that sector of the benchmark. The weak results at Advance Auto seem to be mostly cyclical; and we are very encouraged by the new management team, particularly their efforts to improve the sales culture and supply chain. Importantly, Advance Auto has significant exposure to the commercial segment (Do-It-For-Me) which requires same hour delivery and is less susceptible to competition from Amazon. Interestingly, Sally Beauty has teamed up with Amazon to offer its products in selected markets. Both companies represent unusually attractive risk reward profiles even as we acknowledge the hostile retail climate and difficult consumer spending trends.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

For the Midcap Fund, the Mead Johnson and CST Brands acquisitions closed this period, while new positions were started in Hormel Foods, Blue Buffalo Pet Products, and Tractor Supply. Hormel Foods, a former holding, has transitioned its portfolio noticeably in recent years by adding healthier proteins and other “better-for-you” brands including Justin’s, Applegate (natural and organic meats), and Muscle Milk. The balance sheet remains a fortress and the company has been shareholder friendly with an attractive dividend, share repurchases and sound capital deployment. We have confidence that specialty pet food maker Blue Buffalo Pet Products has solid product development and go to market strategies in place. Furthermore, Nestle has indicated they intend to invest for growth in their pet food business, and Blue Buffalo’s recent foray into therapeutic pet food with a marketing strategy aimed at veterinarians no doubt has the attention of Colgate-Palmolive which sells its Hills brand of pet foods through that channel. (We see both of these companies and Mars as possible strategic buyers of Blue Buffalo.) Surveys strongly suggest that pet owners make natural and whole foods a greater priority for their pets than for themselves! With the valuation for Tractor Supply placing zero value on future stores, we started a modest position as we believe their new e-commerce and loyal shopper strategy will rekindle growth. Meanwhile, their rural locations and a major focus on animal feed insulate them somewhat from the Amazon threat. Interestingly, Tractor Supply’s customers typically do not find Amazon’s pricing on heavy items like feed to be competitive. The position in Snyder’s-Lance was increased as the new management team has identified substantial “low-hanging” opportunities that should meaningfully improve the operating margins.

The Small Company Fund consumer stocks have performed similarly to the consumer stocks in the small cap benchmark, though several holdings have declined meaningfully. We continue to review our investment thesis on these laggards, but do not anticipate making any major changes at this time. In fact, we added meaningfully to Amplify Snack Brands, B&G Foods, Buffalo Wild Wings, Helen of Troy, and John Wiley on weakness during this period. The CST Brands acquisition and Tyson Foods’ acquisition of Advance Pierre Foods both closed this period. A new position was started in e.l.f. Beauty, a fast growing provider of innovative, high quality, value-priced cosmetics and beauty products. We like the combination of experienced and capable management, an effective online marketing and ecommerce strategy, along with significant growth potential as shelf space in mass retailers grows rapidly from a very small base. The shares are trading well below the valuations of recent going private transactions in the makeup industry.

Financials

The financials for both funds were relatively weak this period as investors have begun to doubt the economic expansion and the prospect of higher interest rates. Indeed, debt loads

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

and demographics impede central banks efforts to create the economic growth and inflation they desire. Accordingly, the generally asset-sensitive bank and Property & Casualty insurance related holdings in both funds have lagged slightly. The performance drag would have been worse though if we had not trimmed our bank exposure materially after the fall election and had our insurance exposure not been reduced materially by the buyouts of both Endurance and Allied World. We have yet to meaningfully reinvest that capital from the bank trims and the insurance buyouts back into this sector. We continue to like the long-term prospects for both funds’ financial holdings even if we don’t see structurally higher interest rates in the years ahead. The funds’ holdings generally do not require higher long-term interest rates to compound shareholder equity at an attractive pace, but most would likely benefit from higher long-term interest rates. On the other hand, the kind of businesses that might see their shares bid higher as investors seek out yield in a deflationary scenario might well experience weaker fundamentals that could compromise those yields. And if central banks do create secular inflation, those yield plays will likely experience major share price declines. Thus, we remain quite reluctant to chase yield despite our doubts the central banks will succeed in their quest for inflation.

Health Care

The health care holdings in both funds have outperformed sharply over the past six months and the funds’ overweight of the health care equipment and supplies industry also has been helpful for both funds absolute and relative performance. With several holdings in both funds approaching our estimate of Fair Value, we have begun to reduce the funds’ exposure to this sector during August. Furthermore, while the Republicans do not seem to have the will to repeal the Affordable Care Act, we are becoming more concerned about the viability of the current program as premiums are projected to soar in many areas of the country. So while issues surrounding the Affordable Care Act may create some turbulence for health care investors, the long-term outlook remains encouraging due to the Silver Tsunami of aging baby boomers. Importantly though, our focus remains on those device makers and other companies producing new products and technology that lower overall costs as well as improve outcomes.

In the Small Company Fund, we eliminated Masimo Corporation this period for valuation reasons and started a position in Supernus Pharmaceuticals, a drug delivery specialist that offers an extended release migraine drug with more convenient and effective dosing than the leading drug. Supernus also has a pipeline of two other drugs in late stage trials. Prestige Brands, another new position and a former holding, has a portfolio of over-the-counter health and household brands (e.g. Monistat, Summer’s Eve, BC/Goody – headache powders, Clear Eyes, and DenTek dental care). In recent years, management has

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

sharpened the focus of the brand portfolio and demonstrated prowess at brand building. Given management’s propensity to keep the balance sheet leveraged with new acquisitions, we plan to keep this position’s size moderate even though the business risk associated with the brands is probably low. We also started positions in nursing home laundry and cafeteria services provider Healthcare Services Group and INC Research Holdings, a provider of outsourced clinical trials.

In the Midcap Fund, C. R. Bard agreed to be acquired by Becton, Dickinson and Company. Anticipating the proceeds from that acquisition and the valuation warranted trim of the Cooper Companies position, we added to the following holdings: ABIOMED (makes intravascular pumps used in cardiovascular surgery to keep blood flowing to organs and brain), NuVasive (spine surgery equipment and devices), and Integra LifeSciences (wound and surgical site care products, small joint orthopedic surgery parts, and other surgical tools) which has agreed to purchase Johnson & Johnson’s Codman Neurosurgery segment to bring scale to its existing neurosurgery products (sealants and dermal patches). For both funds, we started a new position in Catalent, a provider of drug delivery technology and small quantity contract manufacturing services for biologicals to service the clinical trial needs of biotechnology companies. We do not have any expertise to identify which biologicals will become billion dollar medicines, but we have had success over the years with investments in companies that serve the still growing biotechnology industry. In addition to Catalent, your funds are indirectly exposed to the growth of biotechnology with Medidata (clinical trial software), Laboratory Corporation of America and INC Research (clinical trials), as well as Waters Corp. (High Performance Liquid Chromatography). Importantly, the prospects for these companies are not dependent on the clinical trial results of any one or two molecules.

Final Thoughts

Technology has clearly accelerated the pace of change in our economy. This probably argues for some flexible thinking about what constitutes a quality equity investment. The growing pace of disruption also might argue for a higher Equity Risk Premium, particularly for the large cap elephants that can’t dance and industries undergoing massive fundamental change. All companies can’t be high quality, even though most equity investment managers would argue they only own quality. Growth may actually be safer than Value in certain sectors such as technology and medical equipment as growth can be an important signal about the value proposition and relevancy of the company’s products. For example, a high growth, but unprofitable subscription software company with extremely high gross margins and products conceived and constructed for the demand of a cloud-scale deployment might be a higher quality investment than a low to no growth, nicely profitable, low multiple software company with aged or soon to become obsolete intellectual property and an

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

outdated delivery mode. Conversely, we remain steadfastly skeptical of fast growing financial companies, particularly in banking and insurance. Besides easier credit standards or below market interest rates, what makes one banker’s money any better or so much different than another’s that it could drive rapid and responsible loan growth? And if an insurance company is growing premiums well above the industry average, we certainly need to understand how that is happening to be sure it isn’t the result of a material mispricing of the underwriting risk.

One’s investment horizon also might inform their notion of quality. A high quality company certainly gives us higher than average confidence in the revenue and cash flow projections looking out over the next five to ten years – though not necessarily over the next few quarters (e.g. Nordson). Thus, we spend a lot of time thinking about the core or underlying technology and intellectual property, competition, obsolescence risk, persistence or fickleness of demand, capital intensity, capital allocation, board composition and governance, revenue recognition, options dilution, labor intensity, industry consolidation, regulatory burden/threats, cyclicality, culture, and human resources management. One of the mental models we use at Champlain to help us think and act like long-term owners of a company involves the investment team asking each other if this is the type of company you would hold in your own portfolio if you were going away for five years to volunteer with the Peace Corps – and may not have ready access to quotes, company press releases, or a telephone!

Today’s arguably rich valuations for most equities coupled with the growing popularity of ETFs, passive strategies, the selling short of securities positively correlated to volatility and risk parity funds; combined with growing evidence that central banks want to remove accommodation, may well create some volatility and dislocations with surprising correlations. Such turmoil would give those investors who don’t really know what they own an opportunity to panic and make mistakes. However, we are prepared to embrace any opportunities to acquire – at much lower prices – more of our favorite holdings and/or some of the other terrific companies on our Focus Lists that look too expensive today. We also are prepared for some short-term relative performance surprises as anticipated correlations breakdown and will be on guard not to let that influence our decision making and long-term investment horizon.

We continue to be inspired by and grateful for the privilege to manage a portion of your wealth. Importantly, we also appreciate the executives and board members at your funds’ holdings who mostly do a terrific job of allocating capital and building their shareholders’ wealth. They often make growing a business look easy; but they must battle brutal competition, harness human resources into a cohesive team, and overcome many other

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

challenges. We will continue to do our best to add value as we manage the funds’ valuation risk and concentrate the funds’ capital into the most reliable high return companies that also have attractive long-term prospects for profitable growth. At the same time, please know that we will not hesitate to engage with management in a constructive manner if we believe they need to hear another point of view or if they ask us to approve unreasonable compensation or incentives.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Champlain’s Emerging Markets strategy returned +15.16% net of fees during the review period August 1, 2016 to July 31, 2017. The MSCI Emerging Markets index returned +24.84% during the same period. Over the six months ended July 31, 2017, the Champlain Emerging Markets strategy returned +22.90% versus the MSCI Emerging Markets index return of +18.98%.

			Since Fund’s Inception†
	6 months	1-year	Cumulative*	Annualized
CIPDX	22.90%	15.16%	23.66%	-1.56%
MSCI Emerging Markets Index	18.98%	24.84%	4.23%	1.44%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Underperformance during the review period was almost entirely attributable to our portfolio positioning, namely avoidance of technology hardware, semiconductors and other cyclicals. Specifically, not owning South Korea’s Samsung was our largest detractor during the year. We don’t own Samsung for two reasons. First, Samsung has a history of now well-known corporate governance issues. Second, the majority of Samsung’s profitability comes from its semiconductor business which is enjoying the benefits of an elongated semiconductor cycle. Our investment process steers us away from businesses that operate in deeply cyclical industries such as semiconductors. Deeply cyclical industries are unpredictable, can encourage short-term thinking and rarely lead to sustainable competitive advantages. We are underweight semiconductors and hardware in Taiwan for similar reasons, and this underweight was also a headwind to relative performance.

Another relative performance headwind was appreciation of certain Chinese equities that benefitted from the stimulus package the government introduced in late 2015. This stimulus package initially led to a sharp rally in the more cyclically oriented businesses, but as the economy stabilized the momentum spread throughout the economy. While we are underweight China and Hong Kong more broadly, we are overweight Chinese technology

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

companies including Tencent, Alibaba, Ctrip and Baidu, which were positive contributors to our relative performance during the year. Many of these businesses address large inefficient markets with broad platforms that benefit from network effects. While valuations here do reflect much of the positive sentiment in the near term, we believe our holdings are supported by multi-year tailwinds and would generally view share price weakness as an opportunity to add to existing positions.

Our largest exposure by sector was to the consumer staples sector, which was a major headwind to relative performance during the year. Consumer products in particular underperformed, but we continue to have an outsized exposure given our quality bias which tends to be reflected in our staples weighting. As discussed above, technology software and services was a positive contributor but was more than offset by our limited exposure to semiconductors and hardware, which outperformed. Our lack of exposure to energy was a meaningful contributor to relative performance. We generally expect these sector weightings to remain consistent over time as our process favors higher quality, less cyclical businesses that can compound wealth over a full economic cycle.

On the positive side, the strategy outperformed the benchmark during the second half of the review period. Our overweight to high quality businesses was the main contributor, most noticeably in India. We consider high quality businesses to have predictable cash flows, have ample opportunities to reinvest those cash flows at similarly high returns and do it consistently over time. Fortunately, India is home to a disproportionate number of these businesses. In the last year, inflation and interest rates have moved downward partly due to Prime Minister Modi’s ambitious reform program. Two key reforms, demonetization and the passing of a national goods and services tax (GST), lay the foundation for the next stage of growth for the country. We believe these reforms will result in accelerated economic growth, a reduction in structurally high inflation, and increases the probability of a large and much needed infrastructure investment. Consequently, we expect to maintain our exposure to India over time as long as valuations remain reasonable.

Today’s environment is one of greater geopolitical and economic uncertainty, and EM equities generally offer a lower margin of safety to fair value than they did in early 2016. That said, by most conventional valuation metrics, emerging markets still appear attractive relative to developed markets. We continue to focus on buying high quality companies with predictable cash flow, high returns and ample growth opportunities that are run by sincere and capable management teams. This is reflected in the strategy’s performance during the second half of the year when those factors we associate with quality companies such as growth, profitability and low leverage outperformed. These quality factors had been a headwind for 18 months, but reversed in early 2017 and turned into a tailwind. Our

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

investment process has a quality bias regardless of market conditions and we intend to continue holding a collection of the most durable business franchises we can find.

Asia

One of the most significant stories coming out of Asia during the year has been the strong growth of technology companies and their substantial price move during the review period. Tencent and Alibaba, two of the strategy’s top five holdings, not only saw 70% and 85% share price appreciation during the period, but also contributed positively to relative performance due to our overweight positions. Between our Tencent and Alibaba positions in China, we have not only captured the significant value created from broad shift of offline to online retail spending, but also the majority of the value shift from offline to online advertising spend in the country. More specifically, Tencent remains well positioned in China with its dominant mobile gaming portfolio and its popular domestic social messaging platform WeChat/QQ and related social media ecosystem. Alibaba is starting to benefit from its dominant position in its core ecommerce platform operation by extending its service offerings to the consumers that essentially live inside the ecosystem that Alibaba has created. In addition, Alibaba has an ambitious growth strategy in the fast growing Southeast Asian region through several strategic partnerships. Recent investments in Lazada in Southeast Asia and PayTM in India maps out the early stages of expansion outside of China, supporting management’s targeting of servicing two billion users by 2036. This ambitious global expansion plan will not be done overnight and is not without countless risks, but the ecosystem that Alibaba has created is enormously powerful and we are willing to partner with Jack Ma, Joe Tsai and the rest of the management team.

During the period, we added to existing position Baidu and initiated a new position in Ctrip, both at meaningful discounts to our fair value estimates. We believe the challenges in the core search business for Baidu are likely behind us and we see an appropriate shift toward investing in two promising long-term growth opportunities, driverless cars and artificial intelligence (AI). Ctrip.com is China’s dominant online travel agency. After years of reinvesting its cash flows into expanding the business domestically and internationally, we believe Ctrip.com is positioned to benefit from the emergence of the Chinese tourist, which will likely be a long-term tailwind. We anticipate growth to remain strong over the next 3-5 years while operating profit margins are likely to expand meaningfully resulting in accelerating earnings growth.

In India, we took advantage of the demonetization related sell off late in 2016 to add to several existing positions at discounts to our fair value estimates including Housing Development Finance Corporation Ltd and Godrej Consumer Products, both of which were

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

positive contributors to relative performance. Vakrangee was our largest contributor to stock selection during the period. We remain bullish on the long-term outlook for Vakrangee’s unique business model that includes a large footprint of outlets where consumers can buy insurance, perform basic banking services and execute e-commerce transactions via Amazon. We did, however, trim the position near our fair value estimate. Britannia, a purveyor of packaged snack foods, was also a top contributor during the period, largely the result of a top tier management executing on its strategy of expanding distribution and adding more premium products to its portfolio.

We exited Sun Pharmaceutical, India’s largest generic pharmaceutical company. Sun faces growth challenges now that the competitive landscape has intensified and pricing gains are no longer a given. Generics in general face an uphill battle given pricing constraints. We also sold our position in Infosys, a large IT service provider. We have long-term concerns around the IT service companies’ abilities to maintain margins and returns given rising labor costs and advancements in artificial intelligence. These market changes are likely to reduce the need for service businesses that benefit from labor cost arbitrage. One of our larger detractors to relative performance was holding Divi’s Labs, which suffered after a U.S. FDA inspection in late 2016 returned a negative result. The negative review led to several products being banned from import into the U.S. We exited the position after reviewing our fair value estimate and acknowledging that uncertainty around this facility and future inspections created too much unpredictability around the business model.

In South Korea, we initiated a new position in Amorepacific despite the ongoing geopolitical tussle between China and South Korea over the missile defense shield (THAAD). Amorepacific was a detractor to relative performance during the year due to travel bans imposed by the Chinese government (unrelated to the cosmetics industry directly, and at least partially designed to exert pressure on South Korea to alter a missile defense program). Since Chinese consumers account for 40% of Amorepacific Corp’s overall sales (both domestically and overseas), the travel bans are likely to cause short-term disruption in the business. We used share price weakness to build a position in what we consider to be a strong regional cosmetics business. Home furnishings company Hanssem was also a detractor during the year. Hanssem faces near term headwinds mostly from government regulation intended to cool the speculative housing market in South Korea. Importantly, Hanssem has diversified its business by opening a flagship store in Shanghai. We see sustainable competitive advantages in the Hanssem business model versus domestic and Chinese competitors that we think will offset tougher housing related regulations in South Korea.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Latin America

The Mexican peso and Mexican equities weathered severe volatility during the review period partly reflecting the uncertainty around trade policies coming from the White House. After President Trump’s election victory, the Mexican peso sold off nearly 20% but has since rallied strongly in calendar year 2017. Overall, we’ve reduced our exposure to Mexico due to company specific factors. We exited Walmex as shares rallied strongly to reach our estimate of fair value. Walmex is a well-run business with attractive fundamentals but we believe shares fully reflected the high quality nature of the business and decided to exit the position. We also exited Liverpool, Mexico’s largest department store operator, as it became clear e-commerce was gathering momentum and over time would likely gain market share from traditional retail. We sold restaurant operator Alsea as their M&A growth strategy appeared challenged and no longer justified a premium valuation given a dearth of domestic market acquisition opportunities and limited flexibility to utilize the balance sheet. Meanwhile, we added to Gruma, the world’s largest producer of corn flour tortillas, on price weakness. We consider the company mostly resistant to tariffs and U.S. trade protectionism given its large asset base across the U.S. We initiated a position in newly listed Becle S.A.B. de C.V. (Cuervo). Cuervo owns a portfolio of spirits brands but is mostly known for its Cuervo branded tequilas. Subsequent to a 2013 divorce from Diageo that impeded distribution, growth and margins, we believe Cuervo is positioned to begin growing its franchise of spirits globally.

Brazil continues to face a number of persistent headwinds, including corruption-related fallout, tepid growth and a limited appetite for passing crucial but necessary reforms. That said, the economy appears to have stabilized, albeit at a much lower growth rate than most economists predicted. Our analysis of company level data suggests that long term structural headwinds such as high taxes, labor law rigidity and infrastructure deficiencies will likely prevent a strong economic rebound. However, when valuations become compelling for durable business franchises we will take advantage of the volatility to initiate or add to positions. As such, we initiated a position in Ambev, the largest producer and distributor of beer in Brazil, and later added to the position on general market weakness. We also initiated a position in Itau Unibanco. Itau is the best positioned bank in Brazil with decades of experience operating under a dysfunctional government environment. The current scenario of lending curtailment from state-owned banks is a particularly timely opportunity for Itau that should allow it to take back market share from the public banks. We are also impressed with management’s willingness to allocate capital away from Brazilian banking (for example, the recent acquisition of an asset management business) until market

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

conditions improve. Although we added to our Brazilian exposure during the year, we remain underweight as valuations largely reflect investor optimism of a return to growth that we suspect is misplaced.

During the year, we established a new position in MercardoLibre, an Argentinian e-commerce business. MercardoLibre or ‘free market’ operates an e-commerce platform business in Latin America that currently is about one tenth the size of Alibaba but shares a similar business model including a platform for e-commerce transactions, a payment system and an outsourced delivery network. MercardoLibre’s three largest markets, Brazil, Argentina and Mexico, generally lacked sufficient logistics and payment infrastructure which was challenging for MercardoLibre to overcome. However, we now see a visible path with an increasing moat around its business that should enable the company to continue gaining scale throughout Latin America.

Ceemena

We initiated two positions in South Africa during the period. Famous Brands operates a franchised restaurant business with a diverse range of brands predominantly in South Africa, but with reach throughout Africa and into the Middle East. The franchised restaurant business is supported by an internally operated food manufacturing and distribution business. This unique business model provided high returns which we believe are sustainable. We also initiated a position in Clicks Group, which owns and operates a pharmacy business in South Africa. Importantly, Clicks also owns its own distribution business, which enables the company to offer the best mix of branded and generic products at competitive prices. Given the structure of the market in South Africa, we believe this competitive advantage is unique and sustainable, enabling the company to generate returns that are superior to most other pharmacy operators globally.

We exited Moscow Exchange during the year, which was our only position in Russia. We disagreed with management’s strategy of increasing expenses at a time when client balances and thus revenue were likely going to decline. After adjusting our Fair Value estimate to reflect the change in company strategy, we decided to sell the position as upside was limited.

Early in 2017 we initiated a new position in Safaricom, a hybrid telecom/financial company in Kenya. Safaricom is best known for its M-Pesa product, a mobile method of cashless and branchless banking. M-Pesa transactions are widespread throughout Kenya with about 75% market share and are done without the need for physical infrastructure as transactions are performed entirely via mobile phone. Moreover, the Safaricom revenue opportunity isn’t just

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

limited to M-Pesa or its traditional telecom business. Other revenue streams, such as small and medium size business lending, are yet to be fully developed.

Rest of the World

Mead Johnson Nutrition (MJN) is a position we initiated in the fourth quarter of 2016, with the intention of capitalizing on their strong position as a premium infant nutrition manufacturer in several emerging markets. We also identified that, after some issues in China, MJN’s prospects had improved and the valuation offered significant upside. We hoped to own MJN for a long period of time and capitalize upon this compounding of profits. However, Reckitt Benckiser, a UK based consumer staples business, offered to acquire MJN for $18 billion, close to our Fair Value estimate of the business. While we are sad to lose an opportunity to own such a high quality business, the fact that a sophisticated buyer was willing to pay a price similar to our Fair Value estimate provides confirmation of our fair value work.

We also saw sharp rebound in multinational holdings Unilever and Heineken in the second half of the review period. Heineken’s four largest markets are now Mexico, Brazil, Vietnam and Nigeria in which it holds a strong #1 or #2 market position. We especially like Heineken’s restructuring in Brazil that might lift margins substantially once Kirin Brazil is fully integrated. Kraft’s surprise bid to acquire Unilever was quickly pulled after it became clear that a friendly deal was unlikely. However, the bid pushed Unilever to more aggressively look for ways to unlock shareholder value and the stock price now reflects management’s renewed focus on repositioning the portfolio of global brands and maximizing shareholder value. Although both stocks have moved up sharply and were positive contributors to relative performance, we still see considerable long-term upside to our estimates of fair value.

Final Thoughts

The quality factors that contributed to the strategy’s outperformance in the second half of the review period will likely persist for some time. Valuations reflect some of the shifting positive sentiment but still have room to expand. Technology valuations do appear somewhat stretched and we wouldn’t be surprised to see a short-term correction but would use the opportunity to add to current positions. In addition to technology, we see healthcare as an area that should see more focused investor attention over the coming years. Currently less than 3% of the benchmark, we see healthcare as a longer-term opportunity given the shifting dynamics toward biologics and the greater integration between technology and healthcare in services and devices in EM. While the overall portfolio’s discount to fair value has compressed towards the end of the review period, we take comfort in owning high

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

quality franchises rather than chasing the perception of value in lower quality names that may trade at a discount on a multiple basis. No matter where the opportunities emerge, we remain resolute in our focus to invest capital in high quality businesses that generate predictable cash flows, have ample opportunities to reinvest that cash flow and can do so while earning high returns. We believe this will lead us to compound shareholder wealth over the long term.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Standard Deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SMALL COMPANY FUND
JULY 31, 2017
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†	The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the table and graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 19.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
MID CAP FUND
JULY 31, 2017
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the table and graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 19.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
EMERGING MARKETS FUND
JULY 31, 2017
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 19.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SMALL COMPANY FUND
JULY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Blackbaud	3.24%
TreeHouse Foods	2.97%
Integra LifeSciences Holdings	2.72%
Wolverine World Wide	2.71%
Snyder’s-Lance	2.62%
John Wiley & Sons, Cl A	2.50%
LogMeIn	2.35%
WEX	2.23%
H.B. Fuller	2.19%
CONMED	2.16%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Align Technology	2.65%
AptarGroup	2.64%
Laboratory Corporation of America Holdings	2.62%
TreeHouse Foods	2.60%
Red Hat	2.49%
Northern Trust	2.37%
Whole Foods Market	2.36%
Steris	2.33%
DENTSPLY SIRONA	2.22%
Flowers Foods	2.18%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Tencent Holdings	5.32%
Housing Development Finance	5.13%
Alibaba Group Holding	4.51%
Unilever ADR	4.06%
Heineken	3.63%
Taiwan Semiconductor Manufacturing	3.31%
Ctrip.com International	3.20%
AIA Group	2.75%
HDFC Bank	2.66%
Amorepacific	2.65%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2017
(Unaudited)

COUNTRY ALLOCATION**

China	24.33%
India	20.48%
Mexico	9.15%
Netherlands	7.69%
United States	7.50%
South Korea	7.40%
South Africa	3.40%
Taiwan	3.31%
Brazil	3.25%
Philippines	3.14%
Kenya	2.25%
Thailand	2.21%
Peru	2.15%
Argentina	2.01%
Vietnam	1.73%

**Percentages are based on total investments.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2017

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.2%
	Shares	Value
CONSUMER DISCRETIONARY — 8.6%
Buffalo Wild Wings*	125,000	$13,437,500
El Pollo Loco Holdings*	460,000	5,980,000
Helen of Troy*	230,000	23,172,500
Hibbett Sports*	265,000	4,134,000
John Wiley & Sons, Cl A	640,000	35,360,000
Wolverine World Wide	1,360,000	38,352,000

		120,436,000

CONSUMER STAPLES — 10.6%
Amplify Snack Brands*	760,000	7,949,600
B&G Foods	655,000	23,743,750
Boston Beer, Cl A*	115,000	18,032,000
elf Beauty*	510,000	12,938,700
J&J Snack Foods	55,000	7,227,000
Snyder’s-Lance	1,065,000	37,051,350
TreeHouse Foods*	495,000	41,990,850

		148,933,250

ENERGY — 0.9%
Denbury Resources*	1,550,000	2,263,000
Forum Energy Technologies*	815,000	10,798,750

		13,061,750

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 15.1%
Argo Group International Holdings	425,000	$25,478,750
Bryn Mawr Bank	305,000	12,947,250
Community Bank System	235,000	12,901,500
CVB Financial	805,000	17,339,700
Financial Engines	660,000	25,377,000
First Financial Bankshares	260,000	11,245,000
German American Bancorp	280,000	10,032,400
Independent Bank	215,000	15,340,250
Navigators Group	410,000	23,370,000
Prosperity Bancshares	260,000	16,666,000
Stock Yards Bancorp	210,000	7,528,500
UMB Financial	265,000	18,459,900
Washington Trust Bancorp	280,000	15,246,000

		211,932,250

HEALTH CARE — 20.6%
Aceto	485,000	8,186,800
Cantel Medical	175,000	12,985,000
Cardiovascular Systems*	615,000	19,403,250
Catalent*	400,000	13,880,000
CONMED	595,000	30,535,400
ICU Medical*	135,000	23,206,500
INC Research Holdings, Cl A*	160,000	8,800,000
Insulet*	365,000	18,363,150
Integra LifeSciences Holdings*	775,000	38,486,500
Medidata Solutions*	335,000	25,731,350
NuVasive*	425,000	27,960,750
Omnicell*	565,000	28,024,000
Penumbra*	165,000	13,472,250
Prestige Brands Holdings*	130,000	6,971,900
Supernus Pharmaceuticals*	345,200	13,963,340

		289,970,190

INDUSTRIALS — 14.0%
Actuant, Cl A	640,000	15,488,000
Brady, Cl A	290,000	9,628,000
Gorman-Rupp	175,000	5,288,500

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Healthcare Services Group	56,400	$2,946,900
John Bean Technologies	160,000	14,784,000
Lydall*	410,000	20,295,000
Ritchie Bros. Auctioneers	1,000,200	28,235,646
Standex International	260,000	24,947,000
TriMas*	975,000	23,741,250
Welbilt*	1,340,000	26,116,600
Woodward	360,000	25,178,400

		196,649,296

INFORMATION TECHNOLOGY — 19.0%
Blackbaud	495,000	45,708,300
CommVault Systems*	465,000	27,690,750
Envestnet*	150,000	5,857,500
Gigamon*	330,000	13,117,500
Guidewire Software*	400,000	28,864,000
LogMeIn	285,000	33,188,250
New Relic*	585,000	27,471,600
NIC	670,000	10,887,500
Q2 Holdings*	190,000	7,391,000
Qualys*	740,000	29,711,000
Talend ADR*	126,500	4,785,495
WEX*	290,000	31,517,200

		266,190,095

MATERIALS — 3.4%
H.B. Fuller	600,000	30,912,000
Innospec	265,000	16,536,000

		47,448,000

TOTAL COMMON STOCK (Cost $937,392,734)		1,294,620,831

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2017

CASH EQUIVALENTS — 8.4%**
	Shares	Value
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.870%	57,145,933	$57,145,933
Fidelity Treasury Portfolio, Cl I, 0.890%	61,136,503	61,136,503

TOTAL CASH EQUIVALENTS (Cost $118,282,436)		118,282,436

TOTAL INVESTMENTS — 100.6% (Cost $1,055,675,170)		$1,412,903,267

Percentages are based on Net Assets of $1,404,298,042.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2017.
ADR — American Depositary Receipt
Cl — Class

As of July 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2017, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2017

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%
	Shares	Value
CONSUMER DISCRETIONARY — 5.4%
Advance Auto Parts	230,000	$25,762,300
John Wiley & Sons, Cl A	485,000	26,796,250
Sally Beauty Holdings*	1,185,000	23,972,550
Tractor Supply	119,000	6,678,280

		83,209,380

CONSUMER STAPLES — 16.1%
Blue Buffalo Pet Products*	690,000	15,435,300
Flowers Foods	1,915,000	33,684,850
Hormel Foods	900,000	30,753,000
JM Smucker	240,000	29,256,000
McCormick	120,000	11,436,000
Molson Coors Brewing, Cl B	235,000	20,910,300
Snyder’s-Lance	890,000	30,963,100
TreeHouse Foods*	475,000	40,294,250
Whole Foods Market	875,000	36,540,000

		249,272,800

ENERGY — 1.2%
Core Laboratories	170,000	17,090,100
Denbury Resources*	1,550,000	2,263,000

		19,353,100

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 10.1%
Arthur J Gallagher	550,000	$32,334,500
Commerce Bancshares	365,000	21,184,600
Cullen/Frost Bankers	290,000	26,326,200
Morningstar	120,000	9,908,400
Northern Trust	420,000	36,754,200
Prosperity Bancshares	305,000	19,550,500
SVB Financial Group*	55,000	9,814,200

		155,872,600

HEALTH CARE — 23.3%
ABIOMED*	90,000	13,328,100
Align Technology*	245,000	40,971,350
C.R. Bard	85,000	27,251,000
Catalent*	435,000	15,094,500
Cooper	125,000	30,483,750
DENTSPLY SIRONA	555,000	34,426,650
Henry Schein*	130,000	23,687,300
Integra LifeSciences Holdings*	675,000	33,520,500
Laboratory Corporation of America Holdings*	255,000	40,522,050
Medidata Solutions*	225,000	17,282,250
NuVasive*	330,000	21,710,700
Steris	440,000	36,014,000
Waters*	151,000	26,189,440

		360,481,590

INDUSTRIALS — 16.7%
AMETEK	490,000	30,174,200
Dover	375,000	31,500,000
Fastenal	285,000	12,243,600
IDEX	225,000	26,221,500
Nordson	80,000	10,160,000
Ritchie Bros. Auctioneers	738,105	20,836,704
Rockwell Automation	185,000	30,530,550
Stericycle*	290,000	22,353,200
Verisk Analytics, Cl A*	275,000	23,996,500
Westinghouse Air Brake Technologies	400,000	30,144,000

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
WW Grainger	125,000	$20,842,500

		259,002,754

INFORMATION TECHNOLOGY — 20.8%
Akamai Technologies*	310,000	14,613,400
ANSYS*	180,000	23,319,000
Blackbaud	285,000	26,316,900
Fortinet*	410,000	15,133,100
Guidewire Software*	315,000	22,730,400
LogMeIn	150,000	17,467,500
Palo Alto Networks*	250,000	32,945,000
Red Hat*	390,000	38,559,300
Splunk*	505,000	30,305,050
Synopsys*	210,000	16,079,700
Tableau Software, Cl A*	450,000	29,002,500
WEX*	250,000	27,170,000
Workday, Cl A*	285,000	29,101,350

		322,743,200

MATERIALS — 3.1%
AptarGroup	505,000	40,869,650
International Flavors & Fragrances	58,000	7,724,440

		48,594,090

TOTAL COMMON STOCK (Cost $1,257,557,709)		1,498,529,514

CASH EQUIVALENTS — 3.2%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.870%	49,269,802	49,269,802
Fidelity Treasury Portfolio, Cl I, 0.890%	77,138	77,138

TOTAL CASH EQUIVALENTS (Cost $49,346,940)		49,346,940

TOTAL INVESTMENTS — 99.9% (Cost $1,306,904,649)		$1,547,876,454

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2017

Percentages are based on Net Assets of $1,548,947,215.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2017.
Cl — Class

As of July 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2017, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2017

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.2%
	Shares	Value
ARGENTINA — 2.0%
MercadoLibre	300	$86,526

BRAZIL — 3.3%
Ambev ADR	11,200	68,096
Itau Unibanco Holding ADR	6,000	71,460

		139,556

CHINA — 24.4%
AIA Group	15,000	118,212
Alibaba Group Holding ADR*	1,250	193,688
Baidu ADR*	420	95,067
Ctrip.com International ADR*	2,300	137,379
Sands China	9,000	41,773
Shenzhou International Group Holdings	11,800	78,942
Techtronic Industries	18,000	80,088
Tencent Holdings	5,700	228,724
Yum China Holdings*	2,000	71,580

		1,045,453

INDIA — 20.5%
Bharti Infratel	16,000	100,113
Britannia Industries	1,700	103,922
Dabur India	15,000	72,485
Godrej Consumer Products	4,800	77,610
HDFC Bank	4,000	114,355
Housing Development Finance	7,900	220,339

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
INDIA — continued
Maruti Suzuki India	400	$48,324
PI Industries	3,900	46,553
Vakrangee	14,000	96,296

		879,997

KENYA — 2.2%
Safaricom	410,000	96,587

MEXICO — 9.2%
Arca Continental	14,500	107,516
Banregio Grupo Financiero	9,024	58,990
Becle*	46,000	77,315
Gruma, Cl B	6,100	83,887
Grupo Aeroportuario del Centro Norte, Cl B	10,400	65,520

		393,228

NETHERLANDS — 7.7%
Heineken	1,500	155,928
Unilever ADR	3,000	174,510

		330,438

PERU — 2.2%
Credicorp	500	92,570

PHILIPPINES — 3.1%
D&L Industries	280,000	68,030
Universal Robina	21,000	67,004

		135,034

SOUTH AFRICA — 3.4%
Clicks Group	7,600	85,978
Famous Brands*	6,792	60,050

		146,028

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA — 7.4%
Amorepacific	450	$114,003
Hanssem	400	62,911
LG Household & Health Care	70	61,990
NAVER	110	78,933

		317,837

TAIWAN — 3.3%
Taiwan Semiconductor Manufacturing	20,000	142,074

THAILAND — 2.2%
Thai Beverage	135,000	94,993

UNITED STATES — 1.6%
International Flavors & Fragrances	500	66,590

VIETNAM — 1.7%
Vietnam Dairy Products JSC	11,040	74,130

TOTAL COMMON STOCK (Cost $3,095,415)		4,041,041

CASH EQUIVALENT — 6.0%**
Fidelity Treasury Portfolio, Cl I, 0.890% (Cost $255,898)	255,898	255,898

TOTAL INVESTMENTS — 100.2% (Cost $3,351,313)		$4,296,939

Percentages are based on Net Assets of $4,287,153.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2017.
ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company

As of July 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2017, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,055,675,170, $1,306,904,649 and $3,351,313 respectively)	$1,412,903,267	$1,547,876,454	$4,296,939
Foreign Currency, at Value (Cost , $—, $— and $1 and respectively)	—	—	1
Receivable for Investment Securities Sold	8,685,750	—	—
Receivable for Capital Shares Sold	2,918,024	7,250,934	—
Receivable for Dividends	299,571	542,189	1,868
Reclaim Receivable	36,400	38,195	—
Receivable from Advisor	—	—	6,946
Prepaid Expenses	21,192	36,283	5,727

Total Assets	1,424,864,204	1,555,744,055	4,311,481

Liabilities:
Payable for Investment Securities Purchased	18,322,454	3,493,605	—
Payable due to Investment Adviser	956,357	940,917	—
Payable for Capital Shares Redeemed	557,946	1,726,323	—
Payable due to Transfer Agent	348,475	292,846	4,737
Payable due to Distributor	188,998	137,528	1,854
Payable due to Administrator	76,125	85,563	229
Payable due to Trustees	4,263	4,817	13
Chief Compliance Officer Fees Payable	1,368	1,546	4
Accrued Foreign Capital Gains Tax	—	—	6,679
Other Accrued Expenses	110,176	113,695	10,812

Total Liabilities	20,566,162	6,796,840	24,328

Net Assets	$1,404,298,042	$1,548,947,215	$4,287,153

NET ASSETS CONSIST OF:
Paid-in Capital	$917,734,501	$1,243,851,980	$4,083,933
Undistributed (Distributions in Excess of) Net Investment Income (Accumulated Net Investment Loss)	465,412	1,886,821	(66,906)
Accumulated Net Realized Gain (Loss)	128,870,032	62,236,609	(668,831)
Net Unrealized Appreciation on Investments	357,228,097	240,971,805	945,626
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	10
Foreign Capital Gains Tax on Appreciated Securities	—	—	(6,679)

Net Assets	$1,404,298,042	$1,548,947,215	$4,287,153

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$693,775,574	$609,024,609	$4,287,153
Shares Issued and Outstanding (unlimited authorization — no par value)	33,207,662	36,575,325	451,505
Net Asset Value, Offering and Redemption Price Per Share	$20.89	$16.65	$9.50

INSTITUTIONAL SHARES:
Net Assets	$710,522,468	$939,922,606	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	33,919,202	55,564,406	N/A
Net Asset Value, Offering and Redemption Price Per Share	$20.95	$16.92	N/A

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2017

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$14,001,061	$15,985,023	$58,712
Less: Foreign Taxes Withheld	(63,623)	(59,615)	(4,204)

Total Investment Income	13,937,438	15,925,408	54,508

Expenses
Investment Advisory Fees	10,212,341	9,431,054	36,651
Distribution Fees — Advisor Shares	2,050,710	1,644,331	9,088
Administration Fees	815,499	858,204	2,399
Trustees’ Fees	19,397	19,893	56
Chief Compliance Officer Fees	5,181	5,430	345
Transfer Agent Fees	1,938,958	1,409,006	34,133
Printing Fees	152,238	92,036	2,963
Professional Fees	64,744	76,180	2,586
Registration Fees	61,577	103,001	20,281
Custodian Fees	58,511	61,457	13,315
Insurance and Other Expenses	29,051	25,754	25,193

Total Expenses	15,408,207	13,726,346	147,010

Less: Advisory Fees Waived	(253,834)	—	(36,651)
Reimbursement from Advisor	—	—	(55,508)
Fees Paid Indirectly (1)	(56,344)	(31,591)	(13)

Net Expenses	15,098,029	13,694,755	54,838

Net Investment Income (Loss)	(1,160,591)	2,230,653	(330)

Net Realized Gain (Loss) on Investments	178,190,501	108,447,099	(12,024)
Net Realized Loss on Foreign Currency Transactions	—	—	(5,384)

Net Realized Gain (Loss)	178,190,501	108,447,099	(17,408)

Amounts designated as “—” are $0.
(1) See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2017

STATEMENTS OF OPERATIONS — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Net Change in Unrealized Appreciation (Depreciation) on Investments	$52,093,086	$93,888,336	$591,432
Net Change in Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(235)
Foreign Capital Gains Tax on Appreciated Securities	—	—	(6,679)

Net Change in Unrealized Appreciation (Depreciation)	52,093,086	93,888,336	584,518

Net Realized and Unrealized Gain on Investments	230,283,587	202,335,435	567,110

Net Increase in Net Assets Resulting from Operations	$229,122,996	$204,566,088	$566,780

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Loss	$(1,160,591)	$(4,369,075)
Net Realized Gain on Investments	178,190,501	16,774,170
Net Change in Unrealized Appreciation (Depreciation) on Investments	52,093,086	327,587

Net Increase in Net Assets Resulting from Operations	229,122,996	12,732,682

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(20,437,760)	(36,919,240)
Institutional Shares	(12,400,532)	N/A

Total Dividends and Distributions	(32,838,292)	(36,919,240)

Capital Share Transactions(1):
Advisor Shares:
Issued	143,615,950	183,950,460
Reinvestment of Distributions	19,808,717	36,037,529
Redeemed	(725,564,430)	(588,480,735)

Decrease from Advisor Shares Capital Share Transactions	(562,139,763)	(368,492,746)

Institutional Shares(2):
Issued	727,200,398	N/A
Reinvestment of Distributions	11,951,097	N/A
Redeemed	(87,315,343)	N/A

Increase from Institutional Shares Capital Share Transactions	651,836,152	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	89,696,389	(368,492,746)

Total Increase (Decrease) in Net Assets	285,981,093	(392,679,304)

Net Assets:
Beginning of Year	1,118,316,949	1,510,996,253

End of Year (including undistributed (distributions in excess of) net investment income of $465,412 and $(3,622,726), respectively)	$1,404,298,042	$1,118,316,949

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Institutional Share commenced operations on August 31, 2016.
Amounts designated as “—” are $0.
N/A — Not applicable

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Income	$2,230,653	$728,145
Net Realized Gain on Investments	108,447,099	18,870,010
Net Change in Unrealized Appreciation (Depreciation) on Investments	93,888,336	47,565,905

Net Increase in Net Assets Resulting from Operations	204,566,088	67,164,060

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(347,274)	(363,834)
Net Realized Gain:
Advisor Shares	(27,847,186)	(41,584,318)
Institutional Shares	(22,477,935)	(15,163,987)

Total Dividends and Distributions	(50,672,395)	(57,112,139)

Capital Share Transactions(1):
Advisor Shares:
Issued	277,650,733	203,371,832
Reinvestment of Distributions	26,523,859	39,595,827
Redeemed	(385,690,513)	(158,772,994)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(81,515,921)	84,194,665

Institutional Shares:
Issued	600,132,945	292,687,142
Reinvestment of Distributions	22,016,600	15,121,450
Redeemed	(150,985,708)	(75,836,077)

Increase from Institutional Shares Capital Share Transactions	471,163,837	231,972,515

Net Increase in Net Assets from Capital Share Transactions	389,647,916	316,167,180

Total Increase in Net Assets	543,541,609	326,219,101

Net Assets:
Beginning of Year	1,005,405,606	679,186,505

End of Year (including undistributed net investment income of $1,886,821 and $338,954, respectively)	$1,548,947,215	$1,005,405,606

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(2)†	Year Ended September 30, 2015
Operations:
Net Investment Loss	$(330)	$(1,740)	$(19,775)
Net Realized Loss on Investments and Foreign Currency Transactions	(17,408)	(197,524)	(511,283)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies	584,518	579,977	(180,587)

Net Increase (Decrease) in Net Assets Resulting from Operations	566,780	380,713	(711,645)

Dividends and Distributions from:
Net Investment Income	(16,207)	—	(2,251)

Total Dividends and Distributions	(16,207)	—	(2,251)

Capital Share Transactions(1):
Advisor Shares:
Issued	447,666	831,211	1,127,790
Reinvestment of Distributions	16,207	—	2,251
Redeemed	(168,696)	(213,728)	—

Net Increase in Net assets from Capital Share Transactions	295,177	617,483	1,130,041

Total Increase in Net Assets	845,750	998,196	416,145

Net Assets:
Beginning of Year	3,441,403	2,443,207	2,027,062

End of Year (including distributions in excess of net investment income $(66,906), $(44,985) and $(11,615), respectively)	$4,287,153	$3,441,403	$2,443,207

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	October 1, 2015 to July 31, 2016 (See Note 1).
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2016 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Asset Value, Beginning of Year	$17.74	$17.08	$16.05	$16.82	$14.22

Income (Loss) from Operations:
Net Investment Loss(1)	(0.04)	(0.06)	(0.09)	(0.09)	(0.02)
Net Realized and Unrealized Gain on Investments	3.73	1.14	2.15	1.06	4.24

Total from Operations	3.69	1.08	2.06	0.97	4.22

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(0.54)	(0.42)	(1.03)	(1.74)	(1.62)

Total Dividends and Distributions	(0.54)	(0.42)	(1.03)	(1.74)	(1.62)

Net Asset Value, End of Year	$20.89	$17.74	$17.08	$16.05	$16.82

Total Return†	20.92%††	6.68%††	13.04%	5.70%	32.52%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$693,776	$1,118,317	$1,510,996	$1,288,252	$1,095,764
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.31%	1.40%	1.38%	1.36%	1.38	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.33%	1.41%	1.38%	1.36%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.23)%	(0.36)%	(0.54)%	(0.55)%	(0.11)%
Portfolio Turnover Rate	40%	27%	37%	36%	50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Institutional Shares
	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$18.36

Income (Loss) from Operations:
Net Investment Income(2)	0.03
Net Realized and Unrealized Gain on Investments	3.10

Total from Operations	3.13

Dividends and Distributions from:
Net Investment Income	—
Net Realized Gains	(0.54)

Total Dividends and Distributions	(0.54)

Net Asset Value, End of Period	$20.95

Total Return†	17.17	%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.06	%*
Ratio of Net Investment Income to Average Net Assets	0.18	%*
Portfolio Turnover Rate**	40%

(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amount calculated using average shares.
†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the period indicated has not been annualized.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013
Net Asset Value, Beginning of Year	$14 .85	$14 .89	$14 .92		$14 .29		$11 .33

Income (Loss) from Operations:
Net Investment Loss(1)	—	—	(0.01)		(0.03)		(0.01)
Net Realized and Unrealized Gain on Investments	2.44	1.06	1.54		1.90		3.51

Total from Operations	2.44	1.06	1.53		1.87		3.50

Dividends and Distributions from:
Net Investment Income	—	—	—		—		—
Net Realized Gains	(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Total Dividends and Distributions	(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Net Asset Value, End of Year	$16.65	$14.85	$14.89		$14.92		$14.29

Total Return†	16.85%	8.22%	10.65%		13.65%		32.00%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$609,025	$614,998	$526,649		$568,782		$509,234
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.17%	1.28%	1.29	%(2)	1.30	%(2)	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.17%	1.28%	1.28%		1.29%		1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.03%	(0.09)%		(0.21)%		(0.06)%
Portfolio Turnover Rate	33%	40%	46%		52%		50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares
	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013
Net Asset Value, Beginning of Year	$15.05	$15.07	$15.05		$14.37		$11.37

Income (Loss) from Operations:
Net Investment Income(1)	0.05	0.04	0.02		0.01		0.02
Net Realized and Unrealized Gain on Investments	2.47	1.06	1.56		1.91		3.53

Total from Operations	2.52	1.10	1.58		1.92		3.55

Dividends and Distributions from:
Net Investment Income	(0.01)	(0.02)	—		—		(0.01)
Net Realized Gains	(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Total Dividends and Distributions	(0.65)	(1.12)	(1.56)		(1.24)		(0.55)

Net Asset Value, End of Year	$16.92	$15.05	$15.07		$15.05		$14.37

Total Return†	17.17%	8.45%	10.91%		13.94%		32.41%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$939,922	$390,408	$152,537		$129,515		$105,152
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.93%	1.03%	1.04	%(2)	1.05	%(2)	1.05%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.93%	1.03%	1.03%		1.04%		1.06%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.26%	0.16%		0.04%		0.19%
Portfolio Turnover Rate	33%	40%	46%		52%		50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended July 31, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Year	$8.29	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(4)	—	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.25	0.93		(2.35)	(0.20)

Total from Operations	1.25	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	(0.04)	—		(0.01)	—
Net Realized Gains	—	—		—	—

Total Dividends and Distributions	(0.04)	—		(0.01)	—

Net Asset Value, End of Year	$9.50	$8.29		$7.36	$9.79

Total Return†	15.16%	12.64	%††	(24.75)%	(2.10	)%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,287	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.51%	1.63	%*	1.85%	1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	4.04%	6.86	%*	14.00%	34.14	%*
Ratio of Net Investment Loss to Average Net Assets	(0.01)%	(0.07	)%*	(0.79)%	(1.82	)%*
Portfolio Turnover Rate	37%	66	%††	104%	0	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-two funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Champlain Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of it’s net assets) in medium-sized companies with market capitalization of less than $15 billion and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Small Company Fund and the Champlain Mid Cap Fund also offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund changed its fiscal year end to July 31, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2017, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended July 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2017, the Funds did not incur any interest or penalties.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2017, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $815,499, $858,204, and $2,399 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2017, the Small Company Fund earned credits of $56,344, the Mid Cap Fund earned credits of $31,591, and the Emerging Markets Fund earned credits of $13 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million(1)
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million(2)
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million(3)

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

(1)	Prior to September 1, 2016, the management fee for the Small Company Fund was 0.90% of the Fund’s average daily net assets.
(2)	Prior to September 1, 2016, the management fee for the Mid Cap Fund was 0.80% of the Fund’s average daily net assets.
(3)	Prior to September 1, 2016, the management fee for the Emerging Markets Fund was 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund — Advisor Shares, Small Company Fund — Institutional Shares, Mid Cap Fund — Advisor Shares, Mid Cap Fund — Institutional Shares, and Emerging Markets Fund — Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2017. Prior to September 1, 2016 the Adviser contractually agreed to limit the total expenses of the Small Company Fund — Advisor Shares, Small Company Fund — Institutional Shares, Mid Cap Fund — Advisor Shares, Mid Cap Fund — Institutional Shares and Emerging Markets Fund — Advisor Shares to 1.40%, 1.05%, 1.30%, 1.05% and 1.60%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At July 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
7/31/15-7/31/16	2019	$135,545	$—	$—
9/30/14-9/30/15	2018	—	—	75,709
9/30/15-7/31/16	2019	—	—	126,435
7/31/16-7/31/17	2020	253,834	—	92,159

		$389,379	$—	$294,303

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended July 31, 2017	Year Ended July 31, 2016
Advisor Shares
Issued	7,328,611	11,618,183
Reinvestment of Distributions	988,952	2,316,032
Redeemed	(38,165,170)	(39,349,474)

Net Advisor Shares Capital Share Transactions	(29,847,607)	(25,415,259)

Institutional Shares(1)
Issued	37,640,349	N/A
Reinvestment of Distributions	596,073	N/A
Redeemed	(4,317,220)	N/A

Net Institutional Shares Capital Share Transactions	33,919,202	N/A

Net Increase (Decrease) in Shares Outstanding	4,071,595	(25,415,259)

(1)	Institutional Shares commenced operations on August 31, 2016
N/A — Not applicable

Champlain Mid Cap Fund	Year Ended July 31, 2017	Year Ended July 31, 2016
Advisor Shares
Issued	17,689,989	14,556,748
Reinvestment of Distributions	1,736,991	3,057,588
Redeemed	(24,267,230)	(11,562,666)

Net Advisor Shares Capital Share Transactions	(4,840,250)	6,051,670

Institutional Shares
Issued	37,625,766	20,071,228
Reinvestment of Distributions	1,420,703	1,151,759
Redeemed	(9,425,642)	(5,403,265)

Net Institutional Shares Capital Share Transactions	29,620,827	15,819,722

Net Increase in Shares Outstanding	24,780,577	21,871,392

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

Champlain Emerging Markets Fund	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016†	Year Ended September 30, 2015
Advisor Shares
Issued	54,938	109,921	124,551
Reinvestment of Distributions	2,164	—	259
Redeemed	(20,609)	(26,824)	—

Net Increase in Shares Outstanding	36,493	83,097	124,810

†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$475,099,813	$475,391,596
Champlain Mid Cap Fund	763,325,032	417,261,865
Champlain Emerging Markets Fund	1,392,082	1,294,677

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

The following permanent differences which are attributable to foreign currency translation, net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2017:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gain (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$5,248,729	$(17,780,359)	$12,531,630
Mid Cap Fund	(335,512)	(11,829,724)	12,165,236
Emerging Markets Fund	(5,384)	5,384	—

The tax character of dividends and distributions declared during the fiscal years or periods ended July 31, 2017, July 31, 2016 and September 30, 2015 (for the Emerging Markets Fund) were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2017	$—	$32,838,292	$—	$32,838,292
2016	6,563,528	30,355,712	—	36,919,240

Mid Cap Fund
2017	12,696,327	37,976,068	—	50,672,395
2016	7,221,822	49,890,317	—	57,112,139

Emerging Markets Fund
2017	16,207	—	—	16,207
2016	—	—	—	—
2015	2,251	—	—	2,251

For tax purposes, short term gains are considered ordinary income.

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As of July 31, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$19,943,258	$23,204,633	$18,731
Undistributed Long-Term Capital Gain	116,067,633	45,209,087	—
Late-Year Loss Deferral	(61,412)	—	—
Capital Loss Carryforwards	—	—	(639,676)
Post-October Losses	—	—	(29,157)
Unrealized Appreciation (Depreciation)	350,614,062	236,681,515	853,322

Total Distributable Earnings	$486,563,541	$305,095,235	$203,220

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through July 31, 2017 and specified losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$507,007	$132,669	$639,676

For Federal income tax purposes, the cost of securities owned at July 31, 2017 and net realized gains or losses on securities sold for the period were different from the amounts

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reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2017 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,062,289,205	$385,707,846	$(35,093,784)	$350,614,062
Mid Cap Fund	1,311,194,939	278,300,657	(41,619,142)	236,681,515
Emerging Markets Fund	3,436,948	1,002,993	(143,002)	859,991

9. CONCENTRATION OF RISKS:

Champlain Emerging Markets Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover securities of many issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

10. OTHER:

At July 31, 2017, 65% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 23% of the total shares outstanding of the Small Company Fund Institutional Shares were held by one shareholder; 19% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by one shareholder, 72% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders; and 93% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by three shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 15, 2018. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From November 18, 2016 through November 21, 2016, the Small Company Fund borrowed $6,000,000 at the interest rate of 3.50%. From May 1, 2017 through May 3, 2017, the Mid Cap Fund borrowed $9,749,000 at the interest rate of 4.00%. As of July 31, 2017, there were no borrowings outstanding.

12. REGULATORY MATTERS:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures and does not expect any impact to the Fund’s net assets or results of operations.

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2017.

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JULY 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of the Champlain Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights of Champlain Small Company Fund and Champlain Mid Cap Fund for each of the years or periods indicated therein, and the statements of changes in net assets and the financial highlights of Champlain Emerging Markets Fund for the year ended July 31, 2017 and the ten-month period ended July 31, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of Champlain Emerging Markets Fund for each of the periods presented through September 30, 2015 were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (three of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2017, the results of their operations for the year then ended, the changes in net assets and the financial highlights of Champlain Small Company Fund and Champlain Mid Cap Fund for each of the years or periods indicated therein, and the changes in net assets and the financial highlights of Champlain Emerging Markets Fund for the year ended July 31, 2017 and the ten-month period ended July 31, 2016, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2017

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years
INTERESTED
BOARD MEMBERS 3 4
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Trustee (Since 1991)	Self-employed consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[3]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1	Unless otherwise noted, the business address if each Trustee is SEI investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-990-2434. The following chart lists Trustees and Officers as of July 31, 2017.

Other Directorships Held by Board Members[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, and SEI Insurance Products Trust President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 — 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc., April 1997 to December 2011.
OFFICERS[3]
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to 2011.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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JULY 31, 2017

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Champlain Small Company Fund

Champlain Mid Cap Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 16, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the

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Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of

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investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and

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quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2017 to July 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

74	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/17	Ending Account Value 07/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,051.30	1.30%	$6.59
Institutional	$1,000.00	$1,053.30	1.05%	$5.33
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.37	1.30%	$6.48
Institutional	$1,000.00	$1,019.60	1.05%	$5.24
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,077.00	1.17%	$6.04
Institutional	$1,000.00	$1,078.40	0.93%	$4.80
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.98	1.17%	$5.87
Institutional	$1,000.00	$1,020.17	0.93%	$4.67
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,229.00	1.50%	$8.29
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

75	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2017 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2017 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	95.95%	4.05%	100.00%	55.35%	62.35%	0.00%	100.00%
Champlain Mid Cap Fund	73.23%	26.77%	100.00%	71.21%	74.95%	0.00%	100.00%
Champlain Emerging Markets Fund	0.00%	100.00%	100.00%	4.72%	95.53%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2017, the total amount of foreign source income is $56,724. The total amount of foreign tax paid is $4,203. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

76	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$388,550	N/A	N/A	$414,870	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,750 and $11,500 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2017